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                       THE PRUDENTIAL SERIES FUND, INC.
                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                   Diversified Conservative Growth Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                          Government Income Portfolio
                           High Yield Bond Portfolio
                            Money Market Portfolio
                          Natural Resources Portfolio
                         Prudential Jennison Portfolio
                     Small Capitalization Stock Portfolio
                             Stock Index Portfolio
              Value Portfolio (formerly Equity Income Portfolio)
                             20/20 Focus Portfolio
                        Zero Coupon Bond Portfolio 2005

                      Supplement, dated February 1, 2001
                                      to
                       Prospectus, dated April 30, 2000

   On January 31, 2001, shareholders of the above-referenced Portfolios of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Prospectus dated April 30, 2000.

   Not all Portfolios are available under all variable life and annuity contracts. Please refer to your contract and the Prospectus for your contract to determine which Portfolios are available under your contract.

Objective of Value Portfolio (formerly Equity Income Portfolio)

   Shareholders approved a new fundamental investment objective for this Portfolio. To reflect the changed objective, the name was changed to the Value Portfolio. The following information replaces the information about the Equity Income Portfolio in the sections titled "Investment Objectives and Principal Strategies" and "How the Portfolios Invest--Investment Objectives and Policies":

     The investment objective of the Value Portfolio is to seek capital appreciation. It will seek to achieve this objective by focusing on undervalued stocks--those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth.

Investment Policies

   The following information supplements the information in the section titled, "How the Portfolios Invest--Investment Objectives and Policies":

 Conservative Balanced Portfolio and Flexible Managed Portfolio

   The stock portions of these Portfolios generally are managed as index funds. The Conservative Balanced Portfolio's equity holdings are designed to mirror the holdings of the S&P 500 Composite Stock Price Index. The Flexible Managed Portfolio's equity holdings are chosen according to an "enhanced index style", under which the portfolio managers utilize a quantitative approach in seeking to outperform the benchmark index (i.e.,
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the S&P 500 Composite Stock Price Index) and to limit the possibility of significantly underperforming that benchmark.

   Each Portfolio may invest in exchange-traded funds.

 Diversified Bond Portfolio

   Usually, at least 65% of the Portfolio's total assets will be invested in debt securities that are investment grade. The Portfolio may invest up to 35% of total assets in debt securities rated below investment grade.

   The Portfolio may invest up to 20% of total assets in debt securities issued outside the United States by U.S. or foreign issuers, whether or not such securities are denominated in the U.S. dollar. The Portfolio may invest in forward foreign currency exchange contracts.

 Diversified Conservative Growth Portfolio

   The segment of the Portfolio focusing on value-oriented large-cap stocks is now managed by Jennison Associates LLC.

 Government Income Portfolio

   The Portfolio's former policies to (i) invest "at least 65% of the Portfolio's total assets in U.S. government securities . . ." and (ii) invest "up to 35% of its total assets in money market instruments, foreign government securities . . ." have been amended to refer instead to the Portfolio's "net assets."

   The Portfolio may invest up to 15% of its assets in zero coupon bonds.

 Small Capitalization Stock Portfolio and Stock Index Portfolio

   Each Portfolio may invest in exchange-traded funds.

   Each Portfolio may enter into short sales. No more than 5% of either Portfolios' total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

 20/20 Focus Portfolio

   The Portfolio's limit of 5% of assets held in cash is replaced with the following policy: "We intend to be fully invested under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate."

New Investment Adviser

   Shareholders approved a new agreement under which Prudential Investments Fund Management LLC, a subsidiary of The Prudential Insurance Company of America, will serve as investment adviser to the Fund. Previously, The Prudential Insurance Company of America ("Prudential") served as investment adviser. Shareholders also approved a new "manager-of-managers" structure for the Fund. The following information replaces the information about Prudential in the section titled "How the Fund is Managed--Investment Adviser":

     Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.


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   The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

New Investment Sub-Advisers

   As a result of a transition of most of Prudential's equity management activities from Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"), and the changes in the overall investment adviser from Prudential to PIFM noted above, shareholders approved new sub-advisory agreements with PIC and Jennison. In addition, shareholders have approved new sub-advisory agreements with sub-advisers not affiliated with Prudential for the Equity Portfolio and the Prudential Value Portfolio (formerly the Equity Income Portfolio). The following information replaces the information about PIC and Jennison in the section titled "How the Fund is Managed--Investment Sub-Advisers." The information in that section about the Diversified Conservative Growth Portfolio remains the same, except that Jennison now manages the equity portion of that Portfolio formerly managed by PIC.

   Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.

   Jennison serves as the sole sub-adviser for the Global Portfolio, the Natural Resources Portfolio, the Prudential Jennison Portfolio and the 20/20 Focus Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio and the Value Portfolio. It is expected that under normal circumstances, Jennison will manage approximately 50% of each of the Equity and Prudential Value Portfolios. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2000, Jennison had over $86.2 billion in assets under management for institutional and mutual fund clients.

   Prudential Investment Corporation serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIC serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio (under normal circumstances approximately 20% of assets). PIC's address is 751 Broad Street, Newark, NJ 07102.

   Salomon Brothers Asset Management Inc. ("Salomon") serves as sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of September 30, 2000, the investment advisers within SSB Citi Asset Management Group managed approximately $396 billion in total assets. Salomon's address is 7 World Trade Center, 38th Floor, New York, New York 10048.

   GE Asset Management Incorporated ("GEAM") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. As of September 30, 2000, GEAM's total assets under management exceeded $123 billion. GEAM's address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

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   Deutsche Asset Management Inc. ("Deutsche"), formerly known as Morgan
Grenfell, Inc., serves as a subadviser for a portion of the assets of the Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2000 Deutsche's total assets under management exceeded $17 billion. Deutsche's address is 280 Park Avenue, New York, New York 10017.

   Key Asset Management Inc. ("Key") serves as a subadviser for a portion of the assets of the Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Key will manage approximately 25% of the Portfolio. Key is a wholly-owned subsidiary of KeyCorp, Inc. As of September 30, 2000, Key's total assets under management exceeded $32 billion. Key's address is 127 Public Square, Cleveland, Ohio 44114.

New Portfolio Managers

   The following information replaces the information in the section titled "How the Fund is Managed--Portfolio Managers."

 An Introductory Note About Fixed Income Management

   Prudential Investments' Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, Money Market and Zero Coupon Bond 2005 Portfolios, manages more than $127 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

   Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

   Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to his appointment in 1999, he was Senior Managing Director of the Capital Management Group where has was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

   The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

 Conservative Balanced Portfolio and Flexible Managed Portfolio

   These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

   The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolios. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the

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Portfolios' investment restrictions and policies. In addition, the Credit
Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

   The equity portion of the Conservative Balanced Portfolio is managed by Mark Stumpp, John Moschberger, and Michael Lenarcic. Mr. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within Prudential's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

   The equity portion of the Flexible Managed Portfolio is managed by Mark Stumpp, John Moschberger, and James Scott. The backgrounds of Mr. Stumpp and Mr. Moschberger are discussed above. James Scott is a Senior Managing Director of Prudential Investments Quantitative Management. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

 Diversified Bond Portfolio

   The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. The Corporate Team is described above in the description of the Conservative Balanced and Flexible Managed Portfolios.

 Diversified Conservative Growth Portfolio

   William Powers manages the portion of the Portfolio assigned to PIMCO. He is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He is also one of five generalists in PIMCO's portfolio management group, and co-heads the firm's mortgage team. Mr. Powers joined the firm 10 years ago, having been previously associated with Salomon Brothers, and with Bear Stearns as Senior Managing Director specializing in mortgage-backed securities. He has 17 years of investment experience, holds a bachelor's degree in Economics from Princeton University and an M.B.A. from Stanford Graduate School of Business.

   The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to PIC. For further information about the High Yield Team, see "High Yield Bond Portfolio" below.

   The large-cap growth equity portion of the Portfolio advised by Jennison is managed by Spiros "Sig" Segalas, Michael A. Del Balso, and Kathleen A. McCarragher. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee.

   The large-cap value equity portion of the Portfolio advised by Jennison is managed by Thomas Kolefas. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large /Mid Cap Value Team. Prior to 1996, Mr. Kolefas

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was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation.

   Edward B. Jamieson, Michael McCarthy and Aidan O'Connell manage the portion of the Portfolio assigned to Franklin. Mr. Jamieson is an Executive Vice President of Franklin and Managing Director of Franklin's equity and high yield groups. He has been with Franklin since 1987. Mr. McCarthy joined Franklin in 1992 and is a vice president and portfolio manager specializing in research analysis of several technology groups. Mr. O'Connell joined Franklin in 1998 and is a research analyst specializing in research analysis of the semiconductor and semiconductor capital equipment industries. Prior to joining Franklin, Mr. O'Connell was a research associate and corporate finance associate with Hambrecht & Quist.

   William R. Rydell, CFA, and Mark W. Sikorski, CFA, manage the portion of the Portfolio assigned to Dreyfus. Mr. Rydell is a portfolio manager of Dreyfus and is the President and Chief Executive Officer of Mellon Equity Associates LLP. Mr. Rydell has been in the Mellon organization since 1973. Mr. Sikorski is a portfolio manager of Dreyfus and a Vice President of Mellon Equity Associates LLP. Mr. Sikorski has been in the Mellon organization since 1996. Prior to joining Mellon, he managed various corporation treasury projects for Northeast Utilities, including bond refinancing and investment evaluations.

 Equity Portfolio

   Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

   Richard Sanderson, Director of Research for GE, will manage the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

   Michael Kagan, a Director of Salomon, will manage the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

 Global Portfolio

   Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of PIC. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

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 Government Income Portfolio and Zero Coupon Bond Portfolio 2005

   The U.S. Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

 High Yield Bond Portfolio

   The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

 Money Market Portfolio

   The Money Market Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

 Natural Resources Portfolio

   Leigh Goehring and Mark DeFranco manage this Portfolio. Mr. Goehring, a Vice President of Jennison since September 2000, has been managing this Portfolio since 1991. Prior to joining Jennison, he was a Vice President of PIC. Mr. Goehring joined Prudential in 1986. Prior to joining Prudential, Mr. Goehring managed general equity accounts in the Trust Department at Bank of New York. He earned a B.A. from Hamilton College with a double major in Economics and Mathematics. Mr. DeFranco, a Vice President of Jennison, joined Jennison in 1998 with over 12 years of experience in the investment industry, including positions at Pomboy Capital (1995 to 1998) as a precious metals equity analyst and portfolio manager and Comstock Partners, where he was an equity analyst. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.

 Prudential Jennison Portfolio

   This Portfolio has been managed by Messrs. Segalas and Del Balso and Ms. McCarragher of Jennison since 1999. For more information about these managers, see "Diversified Conservative Growth Portfolio" above.

 Small Capitalization Stock Portfolio

   Wai Chiang, Vice President of Prudential Investments, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.

 Stock Index Portfolio

   John Moschberger, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. For more information about Mr. Moschberger, see "Conservative Balanced Portfolio and Flexible Managed Portfolio" above.

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 Value Portfolio (formerly Equity Income Portfolio)

   Thomas Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. For more information about Mr. Kolefas, see "Diversified Conservative Growth Portfolio" above. For more information about Mr. Goldberg, see "Equity Portfolio" above.

   James Giblin, a Chartered Financial Analyst, will manage the portion of the Portfolio assigned to Deutsche. Mr. Giblin joined Deutsche in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

   Neil A. Kilbane will manage the portion of the Portfolio assigned to Key. Mr. Kilbane is a Senior Portfolio Manager and Managing Director for Key, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Key in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

 20/20 Focus Portfolio

   Spiros Segalas, Director, President and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. For more information about Mr. Segalas, see "Diversified Conservative Growth Portfolio" above.

   Bradley Goldberg, Executive Vice President of Jennison, manages the value portion of the Portfolio. For more information about Mr. Goldberg, see "Equity Portfolio" above.

Natural Resources Portfolio: Change to Non-Diversified

   Shareholders of the Fund's Natural Resources Portfolio have changed this portfolio from a diversified portfolio to a non-diversified portfolio. As a non-diversified portfolio, the Natural Resources Portfolio can accumulate larger positions in single issuers. Thus, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings.


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